Harbor Active Commodity ETF
Supplement dated June 24, 2026 to the Prospectus, dated June 2, 2026

The Prospectus for Harbor Active Commodity ETF (the “Fund”) is hereby revised to update Mr. Steele’s title.

Effective immediately, the “Fund Summary - Portfolio Managers” section of the Fund’s Prospectus is revised as follows:
Michael Steele Quantix Commodities LP
Mr. Steele is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2026.

Effective immediately, the applicable table in “The Subadvisor” section of the Fund’s Prospectus is replaced with the following:

Quantix Commodities LP
Quantix Commodities LP, located at 16 Old Track Road, Suite A, Greenwich, CT 06830, serves as Subadvisor to Harbor Active Commodity ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Don Casturo
Mr. Casturo is a Founding Partner and Chief Investment Officer at
Quantix. He had a 20-year career at Goldman Sachs where he was a Partner in the commodity group. From 2015-2018 he was Head of Commodity Trading for all of EMEA. Prior to that he served as
Global Commodities COO and managed the Global Investor Products
Desk from 2007-2013. In addition, he was the lead Crude Derivatives trader from 1998-2006, member of the LME User Committee, member of the CFTC Market Advisory Committee and speaker at the Position
Limit Hearing in 2008. Mr. Casturo began his investment career in
1995.

Daniel Cepeda
Mr. Cepeda is a Founding Partner and Portfolio Manager at Quantix.
During his career at Goldman Sachs, Mr. Cepeda was Head of
Commodity Structured Products, Head of Commodity Index Options
and Head of Base Metal Derivatives. Mr. Cepeda started his Goldman
Sachs career as an Associate in New York, spent two years in London restructuring the Base Metals Derivatives business and was a Managing
Director in Commodities for five years. He began his investment career in 1999.

PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Tom Glanfield
Mr. Glanfield is a Founding Partner and Portfolio Manager at Quantix.
During his career at Goldman Sachs, he was the Global Head of
Investor Swaps Trading, Lead Index Options and Commodity
Structured Products Trader, Head of European Oil Products and
Global Head of Oil Derivatives. Mr. Glanfield started his Goldman
Sachs career in Commodity Investor Products business with a focus on new product development before moving to the trading side of the business where he ultimately ran the largest commodity index swaps book and oversaw index futures trading for Goldman Sachs.
Mr. Glanfield was a Managing Director in commodities for six years and worked in both New York and London. He began his investment career in 2002.

Marta Kavchak
Ms. Kavchak is a Portfolio Manager – Investor Solutions Group at
Quantix. Her experience in the commodity markets spans across trading, portfolio management, and risk management in the physical markets. After starting her career as a trader at Goldman Sachs in
New York, Ms. Kavchak was a Portfolio Manager at Gresham
Investment Management for 8 years, where she managed long-only
/ long-biased portfolios within Gresham’s actively managed commodity fund. Ms. Kavchak also spent over 3 years at Archer Daniels Midland as a senior trader, risk manager, and investor for their global commodities businesses. She began her investment career in 2010.

Michael Steele
Mr. Steele is a Portfolio Manager – Investor Solutions Group at
Quantix. He joined Quantix in December 2018 as an Associate Trader and Quantitative Analyst. In addition to analyzing markets and executing trades across all major commodity markets, he has designed and implemented proprietary infrastructure used for risk analytics, portfolio construction, trade idea generation, and operational workflows. Prior to Quantix, he covered U.S. Natural Gas and LNG as a research associate at Bloomberg New Energy Finance (BNEF)
and was an advanced specialist in commodities and equity derivatives for Bloomberg LP. He holds a BA in Economics from the University of Pennsylvania.

Investors Should Retain This Supplement For Future Reference
S0626.P.ETF